                                                FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":       Redpoint Ventures II, L.P. ("RV II")
                           Redpoint Associates II, LLC ("RA II")
                           Redpoint Ventures II, LLC ("RV II LLC")
                           Redpoint Ventures I, L.P. ("RV I")
                           Redpoint Associates I, LLC ("RA I")
                           Redpoint Technology Partners A-1, L.P. ("RTP A")
                           Redpoint Technology Partners Q-1, L.P. ("RTP Q")
                           Redpoint Ventures I, LLC ("RV I LLC")
                           Redpoint Omega, L.P. ("RO LP")
                           Redpoint Omega Associates, LLC ("ROA")
                           Redpoint Omega, LLC ("RO LLC")

Address:                   c/o Redpoint
                           3000 Sand Hill Road, Building 2, Suite 290
                           Menlo Park, California 94025

Designated Filer:          Redpoint Ventures II, L.P.

Issuer and
    Ticker Symbol:         HomeAway, Inc. [AWAY]

Date of Event:             July 5, 2011

Each of the following is a Joint Filer with RV II and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

RV II LLC serves as the sole General Partner of RV II and the Manager of RA II. RV II LLC has sole voting and investment control over the respective shares owned by RV II and RA II, and may be deemed to own beneficially the shares held by RV
II and RA II. RV II LLC owns no securities of the Issuer directly.

RV I LLC serves as the sole General Partner of RV I, RTP A and RTP Q and the Manager of RA I. RV I LLC has sole voting and investment control over the respective shares owned by RV I, RTP A and RTP Q, and may be deemed to own beneficially the shares held by RV I, RTP A and RTP Q. RV I LLC owns no securities of the Issuer directly.

RO LLC serves as the sole General Partner of RO LP and and the Manager of ROA. RO LLC has sole voting and investment control over the respective shares owned by RO LP and ROA, and may be deemed to own beneficially the shares held by RO
LP and ROA. RO LLC owns no securities of the Issuer directly.

Each reporting person disclaims beneficial ownership of the shares reported herein, except to the extent of his respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated Redpoint Ventures II, L.P. as its designated filer of Forms 3,
4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder.

REDPOINT VENTURES II, L.P.

By:  Redpoint Ventures II, LLC
Its: General Partner

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director

REDPOINT ASSOCIATES II, LLC

By:  Redpoint Ventures II, LLC
Its: Manager

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director

REDPOINT VENTURES II, LLC

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director

REDPOINT VENTURES I, L.P.

By:  Redpoint Ventures I, LLC
Its: General Partner

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director

REDPOINT TECHNOLOGY PARTNERS A-1, L.P.

By:  Redpoint Ventures I, LLC
Its: General Partner

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director

REDPOINT TECHNOLOGY PARTNERS Q-1, L.P.

By:  Redpoint Ventures I, LLC
Its: General Partner

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director

REDPOINT ASSOCIATES I, LLC

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director

REDPOINT VENTURES I, LLC

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director

REDPOINT OMEGA, L.P.

By:  Redpoint Omega, LLC
Its: General Partner

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director

REDPOINT OMEGA ASSOCIATES, LLC

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director

REDPOINT OMEGA, LLC

By:     /s/ Melissa Fruge (as Attorney-in-Fact)
    --------------------------------------------------------------
    Jeffrey D. Brody, Managing Director